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                                                                    EXHIBIT 23.1


                        CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the captions "Selected Financial Data" and "Experts" and to the use of our report dated July 28, 2000 (except for the third paragraph of Note 6, as to which the date is September 1, 2000), in Amendment No. 2 to the Registration Statement on Form S-1 and related prospectus of Array BioPharma Inc. dated November 16, 2000.



                                        /s/ Ernst & Young LLP


Denver, Colorado
November 16, 2000